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                                                                    EXHIBIT 4.1

NUMBER                                                                   SHARES


                                [CORECHANGE LOGO]


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE
        IN EAST HARTFORD, CT


THIS CERTIFIES THAT                                           CUSIP 21868Y 10 2


is the owner of
    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                                CORECHANGE, INC.

transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation as now or hereafter amended to which the holder of this Certificate assents by its acceptance.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

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
       /s/ Angiras Koorapaty                                         /s/ Ulf Arnetz
       Treasurer/V.P. Finance & Administration                       President/CEO

COUNTERSIGNED AND REGISTERED
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
(RIDGEFIELD PARK, N.J.)
TRANSFER AGENT AND REGISTRAR


BY:____________________________________________
             AUTHORIZED SIGNATURE

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                                CORECHANGE, INC.

     The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - ___________ Custodian___________
         TEN ENT  - as tenants by the entirities                                  (Cust)               (Minor)
         JT TEN   - as joint tenants with right of                             under Uniform Gifts to Minors
                    survivorship and not as tenants                            Act _________________
                    in common                                                          (State)
                                                            UNIF TRF MIN ACT - ___________ Custodian (until age_______)
                                                                                 (Cust)                        (Minor)
                                                                               ___________ under Uniform Transfers
                                                                                (Minor)
                                                                               to Minors Act _________
                                                                                              (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _____________________

                  X  __________________________________________________________________
           NOTICE:   THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                     THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


         Signature(s) Guaranteed:  _________________________________________________________________________________
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15
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